Turkey
Natural Resources (LOGO)

Republic of Turkey
Ministry of Energy and Natural Resources
General Directory of Mining Affairs

(LOGO)

№ 15246

- 2 Temmuz 2012

SOĞUK DAMGA VARDIR

Licences /certificates of General and Detailed Exploration are not valid, without General Directorate's visa, for that period.

BEYOĞLU
YİRMİSEKİZİNCİ NOTERLİĞİ
Hüsrev Gerede Cd.No: 126/1 Teşvikiye
Tel: 236 16 09 - 261 34 96 - İST.

: MANİSA
: TURGUTLU
:
MBER : 201200809
OUP : IV. GROUP
: JUNE 05, 2012
: JUNE 05,2019
IBER : 3180620
TARES : 1562,5 HECTARES
GE : 1 year Pre-Exploration+2 years General Exp.+4 years Detailed Exp.
LDER : Aslanay Mining Trade and Ind. Limited Co.
:
& NUMBER : Mecidiyeköy Tax Office 890521431
: Emirhan Cad. Naki Cendere Ap. N:88/4 Beşiktaş / Istanbul / Turkey

Sections of large map: L19A2,L19B1

Rank No.	Y	X	Sec. No.	Rank No.	Y	X
1	563001	4253000				
2	565000	4255000				
3	569000	4255000				
4	571625	4255000				
5	571500	4255000				
6	571500	4253000				
7	565925	4252999				



Dalbançe
Osmancık
Kurudere
lamaz
Yayla
Aşağıbozkır
Çataköprü
Bozkır
I19b1
Ayvacık
Gökgedik
Güney
Kayrak
Dağyeniköy
1
2
3
4
5
6
7

Scale 1/80000

On behalf of Minister of Energy and Natural Resources
Ahmet ALSAÇ
President of the Department
(signature)

June 18,2012 Mining Technician: Mehmet Yalçın (signature)

June 18,2012 Department Supervisor: M. Bülent Özçelik (signature)

- On this licence: Public institutions and organizations are referring to the raw material, there may be a permissions granted on behalf of and permissions, I made information about the work they can do.

Türkçe'dan İngilizce'ya yapılmış olan bu çevirmenin aadlı tercüman olan 1974 doğumlu A. Burçin Titizel tarafından yapıldığını onaylarım.
BEYOĞLU 28. NOTERİ

Licence Stage	Valid From	Valid Thru	Approval
General Exploration	......./....../201...	......./....../201...	......./....../201...
Detailed Exploration 1. Year	......./....../201...	......./....../201...	......./....../201...
Detailed Exploration 2. Year	......./....../201...	......./....../201...	......./....../201...
Detailed Exploration 3. Year	......./....../201...	......./....../201...	......./....../201...
Detailed Exploration 4. Year	......./....../201...	......./....../201...	......./....../201...

BEYOĞLU 28.NOTERLİĞİ
DERECE İMZA YETKİLİSİ
ÖZGE ŞAHİN

TERCÜME
TRANSLATION

Bu belge Türkçe aslından/fotokopiden İngilizce tarafımdan tercüme edilmiştir. 02/07/2012
Ali Burçin TİTİZEL
Noter Yeminli Tercüman
Tlf.:0216 375 21 24 Gsm:0555 409 35 93
İş bu çeviri kimliği dairemizce saklı yeminli tercümanımız Ali Burçin TİTİZEL tarafından yapıldığını onaylarız.

№ 15246

T.C.
ENERJİ VE
TABİİ KAYNAKLAR
BAKANLIĞI

T.C.
ENERJİ VE TABİİ KAYNAKLAR BAKANLIĞI
MADEN İŞLERİ GENEL MÜDÜRLÜĞÜ
IV. Grup ARAMA RUHSATI

Genel Arama ve Detay Arama Dönemleri Genel Müdürlükçe vize edilmemiş ruhsatlar/sertifikalar bu dönemler için geçersizdir.

İLİ : MANİSA
İLÇESİ : TURGUTLU
KÖYÜ :
RUHSAT NUMARASI : 201200809
RUHSAT GRUBU : IV. GRUP
YÜRÜRLÜĞE GİRİŞ TARİHİ : 05.06.2012
RUHSATIN BİTİM TARİHİ : 05.06.2019
ERİŞİM NUMARASI : 3180620
RUHSAT ALANI : 1562.5 Hektar
RUHSAT SAFHASI : Ön Arama Dönemi(1yıl)+Genel Arama Dönemi(2yıl)+Detay Arama Dönemi(4yıl)
RUHSAT SAHİBİ : ASLANAY MAD. SAN. VE TİC. LTD. ŞTİ.
T.C. KİMLİK NO :
VERGİ DAİRE VE NO : Mecidiyeköy V.D. 890521431
ADRES : EMIRHAN CD. NAKI CANDERE APT. NO:88/4 BEŞİKTAŞ / İSTANBUL



Dalbahçe
N
Çıkrıkçı
Osmancık
Kurudere
lamaz
Yayla
Aşağıbozkır
2
3
4
5
I19b1
Bozkır
Çatalköprü
1
7
Gökgedik
Ayvacık
6
Güney
Kayrak
Dağyeniköy

Ölçek : 1/80000
Çıktı MapInfo Yazılımı ile üretilmiştir

PAFTALAR : I19a2,I19b1

P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X	P.No	S.No	Y	X
1	1	563001	4253000												
1	2	565000	4255000												
1	3	569000	4255000												
1	4	571625	4255500												
1	5	571500	4255000												
1	6	571500	4253000												
1	7	565925	4252999												

ENERJİ VE TABİİ KAYNAKLAR
BAKANI a.
Ahmet ALSAÇ
Daire Başkanı

18/06/ 2012 Mad.Tek : Mehmet YALÇIN

18.6./ 2012 B.Srm : M.Bülent ÖZÇELİK

- Bu ruhsat alanı üzerinde: Kamu Kurum ve Kuruluşları adına verilmiş veya verilecek hammadde izinleri olabileceği ve bu izinlere istinaden çalışma yapabilecekleri konusunda bilgi edindim.

Ruhsat Safhası:	Başlangıç Tarihi:	Bitiş Tarihi:	Onay:
Genel Arama	...../...../201..	...../...../201..	
Detay Arama 1. Yıl	...../...../201..	...../...../201..	
Detay Arama 2. Yıl	...../...../201..	...../...../201..	
Detay Arama 3. Yıl	...../...../201..	...../...../201..	
Detay Arama 4. Yıl	...../...../201..	...../...../201..	

TASDİK ŞERHİ
(5 Ekim 1961 Tarihli Lahey Sözleşmesi)

APOSTILLE
(Convention de La Haye du 5 Octobre 1961)

1- Ülke TÜRKİYE - LA TURQUIE
İşbu resmi belge
2- Özge ŞAHİN tarafından imzalanmıştır.
3- İmzalayanın sıfatı 2. Derece İmza Yetkilisi'dır
4- Beyoğlu 28.Noterliği
'nin mühür/damgasını taşımaktadır.

TASDİK

5- Şişli Kaymakamlığı 'da
6- 04.07.2012 günü
7- Yazı İşleri Müdürü Nejat AKGÜN tarafından
8- No 1873 ile tasdik edilmiştir.
9- Mühür/Damga 10 - İmza
....